PAGE 1
                               SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934
                                  (Amendment No. __)

          Filed by the Registrant                           [X]
          Filed by a Party other than the Registrant        [ ]
          Check the appropriate box:
          [X] Preliminary Proxy Statement
          [ ] Definitive Proxy Statement
          [ ] Definitive Additional Materials
          [ ] Soliciting Material pursuant to Rule 14a-11(c) or Section
              Rule 14a-12
          [ ] Confidential, For Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))

                          T. Rowe Price Spectrum Fund, Inc.
          _________________________________________________________________
                   (Name of Registrant as Specified in its Charter)

                          T. Rowe Price Spectrum Fund, Inc.
          _________________________________________________________________
                      (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (Check the appropriate box):
          [X] No fee required.
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)
              and 0-11.
              1) Title of each class of securities to which transaction
                 applies:
                 _________________________________________________________
              2) Aggregate number of securities to which transaction
                 applies:
                 _________________________________________________________
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 _________________________________________________________
              4) Proposed maximum aggregate value of transaction:
                 _________________________________________________________
              5) Total fee paid:
                 _________________________________________________________





















          PAGE 2
              [ ] Fee paid previously with preliminary materials:
                 _________________________________________________________
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              1) Amount previously paid:
                 _________________________________________________________
              2) Form, schedule, or Registration Statement no.:
                 _________________________________________________________
              3) Filing party:
                 _________________________________________________________
              4) Date filed:
                 _________________________________________________________

















































          PAGE 3
          _________________________________________________________________
             T. ROWE PRICE SPECTRUM GROWTH AND INCOME FUNDS, 100 East Pratt Street, Baltimore, Maryland 21202


                                             February 24, 1997

          James S. Riepe
          Chairman of the Board


          Dear Fellow Shareholder:

          We cordially invite you to attend a Special Meeting of Shareholders of the Spectrum Growth and Spectrum Income Funds to be held on Wednesday, April 16, 1997, at 8:30 a.m. in the offices of T. Rowe Price Associates, Inc. at 100 East Pratt Street, Baltimore, Maryland 21202.

          The items to be voted on at the meeting are summarized in the enclosed "Notice of Special Meeting" and are discussed in detail in the accompanying proxy statement. We would like to draw your attention to two recommendations of the Board of Directors of the
          T. Rowe Price Spectrum Fund, Inc., the parent organization of the Spectrum portfolios. The Board recommends changing the status of the following two fund policies from "fundamental" to "operating": 1) the selection of T. Rowe Price funds in which each Spectrum Fund can invest; and 2) the minimum and maximum percentages of each Spectrum Fund's assets that can be invested in each underlying fund. Whereas fundamental policies can be changed only by a shareholder vote, operating policies can be changed by a fund's Board of Directors.

          Your Directors are seeking these changes because the substantial growth in the assets of the Spectrum Growth and Income Funds increases the need for flexibility in choosing underlying funds and in adjusting the allocations to those funds. We would, of course, notify you of any changes made in these two areas in the annual prospectus mailing and in the Spectrum Funds' shareholder reports.

          We encourage you to vote now by using the enclosed proxy card and returning it in the postpaid envelope. Your participation is important, and an early response could save your fund the considerable costs of a follow-up mailing.




















          PAGE 4
          If you would like additional information concerning the matters to be voted on or if we can answer any questions, please let us know. We very much appreciate your confidence and support.

          Sincerely,

          /s/James S. Riepe
          James S. Riepe
          Chairman of the Board

                                                    CUSIP#779906205/FUND#89
                                                    CUSIP#779906106/FUND#88





















































          PAGE 5
                          T. ROWE PRICE SPECTRUM FUND, INC.
                                 Spectrum Growth Fund
                                 Spectrum Income Fund

                      Notice of Special Meeting of Shareholders

                                    April 16, 1997

             A Special Meeting of Shareholders of the Spectrum Growth and Spectrum Income Funds, (each a "Fund" and collectively the "Funds"), respectively, will be held jointly on Wednesday, April 16, 1997, at 8:30 o'clock a.m., Eastern time, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The Funds are individual portfolios of T. Rowe Price Spectrum Fund, Inc. (the "Corporation"), a Maryland corporation. The following matters will be acted upon at that time:

             Proposals to change from fundamental to operating each Fund's policy on:

             1. The selection of underlying Price funds in which the Fund can invest; and

             2. The minimum and maximum percentages of the Fund's assets that can be invested in each underlying Price fund.

                  In their discretion, the proxies also are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.


                                              LENORA V. HORNUNG
                                              Secretary
          February 24, 1997
          100 East Pratt Street
          Baltimore, Maryland 21202





























          PAGE 6
          _________________________________________________________________
                                YOUR VOTE IS IMPORTANT

          Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
          _________________________________________________________________




                                                    CUSIP#779906205/FUND#89
                                                    CUSIP#779906106/FUND#88

















































          PAGE 7
                          T. ROWE PRICE SPECTRUM FUND, INC.
                                 Spectrum Growth Fund
                                 Spectrum Income Fund

                   Special Meeting of Shareholders--April 16, 1997

                                   PROXY STATEMENT

                This statement is furnished in connection with the solicitation of proxies by the Spectrum Growth and Spectrum Income Funds (each a "Fund" collectively the "Funds"), respectively, for use at a Special Meeting of Shareholders of the Funds to be held jointly on April 16, 1997, and at any adjournments thereof. The principal executive offices of the Funds are located at 100 East Pratt Street, Baltimore, Maryland 21202. The Funds are individual portfolios of T. Rowe Price Spectrum Fund, Inc. (the "Corporation"), a Maryland corporation.

                Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Funds held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
          Funds: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and
          (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

                If the enclosed proxy form is executed properly and returned in time to be voted at the meeting, the individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote the shares represented in accordance with your directions as indicated thereon. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. Executed proxies that are unmarked will be voted: FOR changing from a fundamental to operating policy each Fund's policy on (i) the selection of underlying Price funds in which the Spectrum Fund can invest; and
          (ii) the minimum and maximum percentages of the Spectrum Fund's assets that can be invested in each underlying Price fund. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a


















          PAGE 8
          duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                The Board of Directors has fixed the close of business on February 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                In order to hold the meeting, a majority of the respective Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Funds' shareholders.

                Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present and have the effect of counting as a vote against the Proposals. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                The costs of the meeting, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail solicitations on behalf of the Board of Directors may also be made by personal interview, telegram and telephone. Certain officers and regular agents of the Funds or of their investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies.





















          PAGE 9
                Solicitation of proxies by telephone. In addition to soliciting proxies by mail, in person or by telephone, a Fund may arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The Funds are unaware of any such challenge at this time. Shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

                THE FUNDS VOTE SEPARATELY AND APPROVAL OF EACH PROPOSAL FOR EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF:

                (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY (IF THE HOLDERS OF 50% OR MORE OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR
                     REPRESENTED BY PROXY), OR

                (B)  A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

                If a proposed change is approved, it will become effective May 1, 1997 If a proposed change is not approved, it will not become effective.

                The approximate date on which this Proxy Statement and Form of Proxy are first being mailed to shareholders is February 24, 1997.

          BACKGROUND INFORMATION

                The Spectrum Income and Spectrum Growth Funds each allocate their assets within set limits among various designated underlying T. Rowe Price Funds (the "Designated Price Funds"). The Designated Price Funds in which each Spectrum Fund invests and the percentage of each Spectrum Fund s total assets which may be allocated to each Designated Price Fund are set forth below.















          PAGE 10

          Spectrum       Investment          Spectrum       Investment
          Income Fund    Range (% of         Growth Fund    Range (% of
                         Income Fund                        Growth Fund
                         assets)                            assets)
          _________________________________________________________________
          Short-Term                         Prime Reserve
          Bond Fund      0-15%               Fund                0-25%
          GNMA Fund      5-20%               Equity Income
             International                   Fund                5-20%
          Bond Fund      5-20%               Growth & Income
          Equity Income                      Fund                5-20%
          Fund           10-25%              International
          High Yield                         Stock Fund          5-20%
          Fund           10-25%              New Era Fund        10-25%
          Prime Reserve                      New Horizons
          Fund           5-30%               Fund                10-25%
          New Income                         Growth Stock
          Fund           15-30%              Fund                15-30%
          _________________________________________________________________

                The Designated Price Funds in which the Spectrum Funds can invest (the "Designated Price Funds' Policy") and the percentage of each Spectrum Fund's assets which can be allocated to each Designated Price Fund (the "Percentage Range Policy") are fundamental policies and, as such, can not be changed without shareholder approval. The Board of Directors of the Spectrum Funds has decided that it is in the best interest of each Spectrum Fund to change these two fundamental policies to operating policies. The purpose of this Special Shareholder Meeting is to seek the required approval of shareholders to make these changes.

                Adoption of the proposals would provide the Spectrum Funds with the same degree of flexibility in managing their investment programs that most mutual funds have--the ability to select appropriate investments and determine how much of their assets to allocate to them without seeking shareholder approval. Importantly, the proposed changes do not reflect any change in the investment objectives and philosophy of the Spectrum Funds. Moreover, as operating policies, any changes which the Spectrum Funds desired to make in the Price Funds in which they could invest and the percentage ranges allocated to each Price Fund would still be subject to approval by the Board of Directors before implementation.

                Background. The Designated Price Funds Policy and the Percentage Range Policy have been fundamental policies of the Spectrum Funds since they began operations in 1990. The policies were required to be fundamental by the Securities and Exchange















          PAGE 11
          Commission ("SEC") as part of the exemptive order it granted the Spectrum Funds to permit their operation as a fund of funds. A fund of funds is simply a mutual fund, like each of the Spectrum Funds, which invests in other mutual funds, like the Designated Price Funds.

                Since the Spectrum Funds obtained their initial exemptive order from the SEC, the SEC has significantly relaxed the conditions under which it will allow funds of funds to operate. In 1995, the SEC modified the Spectrum Funds', exemptive order to remove the requirement that the Designated Price Funds' Policy and the Percentage Range Policy be fundamental. In 1996, Congress enacted amendments to the Investment Company Act of 1940 (the "1940 Act") which were modeled on the Spectrum Funds' amended exemptive order. The 1996 amendments to the 1940 Act reduced the restrictions on the operation of funds of funds which, like the Spectrum Funds, invest in an affiliated group of mutual funds. Under the 1996 amendments, funds of funds are permitted to operate without the two fundamental policies to which the Spectrum Funds are subject.

                 Even though the SEC and the 1940 Act have liberalized the conditions, under which the Spectrum Funds can operate, the Designated Price Funds Policy and the Percentage Range Policy are still fundamental and cannot be changed without the approval of shareholders. For the reasons described below, the Board of Directors is recommending that shareholders approve changing these policies from fundamental to operating.

          1. CHANGE THE SELECTION OF UNDERLYING FUNDS IN WHICH EACH FUND MAY INVEST FROM A FUNDAMENTAL TO AN OPERATING POLICY.

                Proposed Change. The Board of Directors has proposed that the Designated Price Funds' Policy for each Fund be changed from fundamental to operating. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow each Fund greater flexibility in selecting the Designated Price Funds in which it can invest by providing the Board of Directors with the authority to make changes without further shareholder approval.

                Reasons for the Proposed Change. The Designated Price Funds' Policy has limited the Spectrum Funds to investing only in the Designated Price Funds as set forth in the chart on page 4. Normally, the selection of investments appropriate for a mutual fund is a matter left to the discretion of the mutual fund s investment manager. Within a stated investment objective and program, the investment manager almost always is permitted to choose those investments which are believed to represent the best















          PAGE 12
          mix of securities for the portfolio without seeking shareholder approval. With the exception of the Spectrum Funds, every other Price Fund has this type of flexibility. The proposed change would simply provide T. Rowe Price, as the Spectrum Funds' investment manager, with the same degree of discretion it has for all the other Price Funds it manages. Adoption of the proposal would still require the Spectrum Funds to obtain the approval of the Board of Directors whenever T. Rowe Price desired to make a change in the composition of the underlying Price Funds available for the Spectrum Funds.

                There are other mutual funds (the "Other Price Funds") managed by T. Rowe Price and Rowe Price-Fleming International, Inc. ("Price-Fleming") which may, from time to time, be appropriate investments for the Spectrum Funds. There may be additional Price Funds created in the future suitable as investments for the Spectrum Funds. The Other Price Funds vary in their investment objectives, programs and risks. Any Other Price Fund chosen as an investment for the Spectrum Funds would be selected on the basis of how its particular investment program and risk profile fit into the overall mix of the particular Spectrum Fund. Shareholders of the Funds would be informed of any Other Price Fund added as an underlying investment for the Spectrum Funds in the Funds' prospectus and/or shareholder reports.

          In considering whether to change the Designated Price Funds' Policy from fundamental to operating, it is important to emphasize that:

                o The investment objectives of the Spectrum Funds are not changing.

                o The investment philosophy of the Spectrum Funds is not changing. The Funds will continue to invest in various Price Funds based on T. Rowe Price s outlook for the relative valuations of the underlying funds and the various markets in which the underlying funds invest. The Spectrum Funds do not and will not attempt to "time the market" by making rapid shifts in their investment allocations in an attempt to make short-term profits. Rather, they will continue to invest based on long-term investment considerations.

                o Shareholders will be informed of any changes made in the composition of the Price Funds in which the Spectrum Funds invest. This will be accomplished through notification in the Funds prospectus and shareholder reports.
















          PAGE 13

             For the reasons just given, the Board of Directors recommends that shareholders vote in favor of the proposal to change the Designated Price Funds Policy from fundamental to operating.

          2. CHANGE PERCENTAGE RANGES WHICH MAY BE ALLOCATED TO THE UNDERLYING FUNDS FROM A FUNDAMENTAL TO AN OPERATING POLICY.

                Proposed Change. The Board of Directors has proposed that the Percentage Range Policy for each Fund be changed from fundamental to operating. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow each Spectrum Fund greater flexibility in determining the proper mix of its assets among the underlying Price Funds by providing the Board of Directors with the authority to make changes in the amount of each Spectrum
          Fund s assets that may be allocated to the underlying Price Funds without further shareholder approval.

                Reasons for the Proposed Change. The Percentage Range Policy has limited the Spectrum Funds to investing only within the percentage ranges as set forth in the chart on page 4. Normally, the amount of a mutual fund s assets allocated to a particular investment is a matter left to the discretion of the mutual fund's investment manager. Within a stated investment objective and program, the investment manager almost always is permitted to determine the amount of fund assets which should be invested in given securities and when that amount should be increased or decreased without seeking shareholder approval. With the exception of the Spectrum Funds, every other Price Fund has this type of flexibility. The proposed change would simply provide T. Rowe Price, as the Spectrum Funds' investment manager, with the same degree of discretion it has for all the other Price Funds it manages. Adoption of the proposal would still require the Spectrum Funds to obtain the approval of the Board of Directors whenever T. Rowe Price desired to make a change in the minimum or maximum amount of Spectrum Fund assets which could be allocated to a particular underlying Price Fund.

          In considering whether to change the Percentage Range Policy from fundamental to operating, it is important to emphasize that:

                o The investment objectives of the Spectrum Funds are not changing.

                o The investment philosophy of the Spectrum Funds is not changing. The Funds will continue to invest in various Price Funds based on T. Rowe Price s outlook for the relative valuations of the underlying funds and the















          PAGE 14
                    various markets in which the underlying funds invest. The Spectrum Funds do not and will not attempt to "time the market" by making rapid shifts in their investment allocations in an attempt to make short-term profits. Rather, they will continue to invest based on long-term investment considerations.

                o Shareholders will be informed of any changes made in the percentage ranges of Spectrum Funds assets which can be allocated to the underlying Price Funds. This will be accomplished through notification in the Funds' prospectus and shareholder reports.

          For the reasons just given, the Board of Directors recommends that shareholders vote in favor of the proposal to change the Percentage Range Policy from fundamental to operating.

          PRINCIPAL HOLDERS

                As of February 7, 1997, to the knowledge of each Fund, no person beneficially owned more than five percent of that Fund's outstanding shares.

                           SECURITY OWNERSHIP OF MANAGEMENT
          _________________________________________________________________
          Name of Beneficial                   Amount and Nature
          Owner and Position                     of Ownership:
          with Fund
                                           Spectrum         Spectrum
                                             Income          Growth
          _________________________________________________________________

          Jeffrey H. Donahue                  732             725
          Director
          _________________________________________________________________
          A. MacDonough Plant                5,291           34,069
          Director
          _________________________________________________________________
             James S. Riepe                   114            8,595
          Chairman of the Board
          _________________________________________________________________
          Peter Van Dyke                       31            1,819
          President
          _________________________________________________________________
             Management as a Group           6,168         45,208
          _________________________________________________________________
          (a) All securities listed represent ownership in shares of common stock.
          (b) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the















          PAGE 15
              proportionate interests of Messrs. Riepe and Van Dyke in 6,230 shares of the Spectrum Growth Fund and 5,146 shares of the Spectrum Income Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price. The amount shown also reflects the aggregate interest of Mr. Riepe in 8,457 shares of the Spectrum Growth Fund owned by the T. Rowe Price 401(k) Plus Plan.
          c) Management as a group, as well as each member of management individually, own less than one percent of the outstanding shares of the Funds.

          INVESTMENT MANAGER, DISTRIBUTOR, TRANSFER AGENT, AND CUSTODIAN

                The Funds' investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202.

                The Funds have an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), and an Agreement with T. Rowe Price Retirement Plan Services, Inc. Each of these entities is a wholly owned subsidiary of T. Rowe Price. The address of each is 100 East Pratt Street, Baltimore, Maryland 21202. In addition, the Funds have an Agreement with T. Rowe Price to perform fund accounting services.

          OTHER BUSINESS

                The Board of Directors of the Funds knows of no other matters to be presented for action at the meeting other than those mentioned; however, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with the judgment of the best interests of the Funds.

                All proxies received will be voted in favor of all of the proposals, unless otherwise directed therein.

          GENERAL INFORMATION

                As of December 31, 1996, there were 124,491,393 shares of the capital stock of the Spectrum Income Fund outstanding, with a par value of $0.0001.

                As of December 31, 1996, there were 141,296,143 shares of the capital stock of the Spectrum Growth Fund outstanding, with a par value of $0.0001.


















          PAGE 16
                A COPY OF THE ANNUAL REPORT OF THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS WAS MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THAT DATE. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED WITHOUT CHARGE, TO ANY SHAREHOLDER BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF SUCH REQUEST. PLEASE CALL T. ROWE PRICE AT 1-800-225-5132 OR WRITE TO 100 EAST PRATT STREET, BALTIMORE, MARYLAND 21202 TO REQUEST THE REPORT.

          ANNUAL MEETINGS

                Under Maryland General Corporation Law, any corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of the Corporation has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, the Funds will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. The Corporation's By-Laws reflect this policy.

          SHAREHOLDER PROPOSALS

                If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April 1998, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 1, 1997.






























          PAGE 17
          T. Rowe Price (LOGO)                                        PROXY
          _________________________________________________________________
                INSTRUCTIONS:
          1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
          2.    Sign and date the card below.
          3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
          4.    Please do not enclose checks or any other correspondence.

              Please fold and detach card at perforation before mailing.
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          T. ROWE PRICE SPECTRUM GROWTH FUND               SPECIAL MEETING:
                                                     8:30 A.M. EASTERN TIME

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints A. MacDonough Plant and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, April 16, 1997, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated February 24, 1997, receipt of which is hereby acknowledged.
                Dated: __________________, 1997

                Please sign exactly as name appears. Only authorized officers should sign for corporations. For information as to the voting of stock registered in more than one name, see page 2 of the Notice of Special Meeting and Proxy Statement.
                                        ______________________________
                                        /                             /
                                        /                             /
                                        /                             /
                                        ______________________________
                                                  Signature(s)
                                                    CUSIP#779906205/FUND#89
                                                                    (FRONT)



















          PAGE 18
          T. Rowe Price (LOGO)                      We Need Your Proxy Vote
                                                      Before April 16, 1997
          _________________________________________________________________

          Please refer to the Proxy Statement discussion of each matter.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

              Please fold and detach card at perforation before mailing.
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

                You are voting on proposals to change from "fundamental" to "operating" policies, your Fund's policies on:

                                                      FOR  AGAINST  ABSTAIN

          1.    The selection of underlying Price
                funds in which your Fund can invest.

                                                        __    __     __
                                                      /__/   /__/   /__/ 1.

          2.    The minimum and maximum percentages
                of your Fund's assets that can be
                invested in each underlying Price
                fund.
                                                        __    __     __
                                                      /__/   /__/   /__/ 2.

                In their discretion, the proxies are
                authorized to consider and act upon
                such other business as may properly
                come before the meeting.





                                                    CUSIP#779906205/FUND#89
                                                                     (BACK)





















          PAGE 19
          T. Rowe Price (LOGO)                                        PROXY
          _________________________________________________________________
               INSTRUCTIONS:
          1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
          2.   Sign and date the card below.
          3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
          4.   Please do not enclose checks or any other correspondence.

              Please fold and detach card at perforation before mailing.
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          T. ROWE PRICE SPECTRUM INCOME FUND              SPECIAL MEETING:
                                                     8:30 A.M. EASTERN TIME

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints A. MacDonough Plant and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, April 16, 1997, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated February 24, 1997, receipt of which is hereby acknowledged.
                                        Dated: __________________, 1997

                                        Please sign exactly as name
                                        appears.  Only authorized officers
                                        should sign for corporations.  For
                                        information as to the voting of
                                        stock registered in more than one
                                        name, see page 2 of the Notice of
                                        Special Meeting and Proxy
                                        Statement.
                                        ______________________________
                                        /                             /
                                        /                             /
                                        /                             /
                                        ______________________________
                                                  Signature(s)
                                                    CUSIP#779906106/FUND#88
                                                                    (FRONT)
















          PAGE 20
          T. Rowe Price (LOGO)                      We Need Your Proxy Vote
                                                      Before April 16, 1997
          _________________________________________________________________

          Please refer to the Proxy Statement discussion of each matter.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

              Please fold and detach card at perforation before mailing.
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

                You are voting on proposals to change from "fundamental" to "operating" policies, your Fund's policies on:

                                                      FOR  AGAINST  ABSTAIN

          1.    The selection of underlying Price
                funds in which your Fund can invest.

                                                        __    __     __
                                                      /__/   /__/   /__/ 1.

          2.    The minimum and maximum percentages
                of your Fund's assets that can be
                invested in each underlying Price
                fund.
                                                        __    __     __
                                                      /__/   /__/   /__/ 2.

                In their discretion, the proxies are
                authorized to consider and act upon
                such other business as may properly
                come before the meeting.





                                                    CUSIP#779906106/FUND#88
                                                                     (BACK)